Prospectus supplement dated February 25, 2022
to the following prospectus(es):
J.P. Morgan Multi-Asset Choice(SM) and J.P. Morgan Multi-Asset Choice(SM) NY prospectuses dated May 1, 2021
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective February 25, 2022, the following underlying mutual fund is no longer available to receive transfers or purchase payments.
•	Victory Variable Insurance Funds - INCORE Low Duration Bond VIP Series: Class I
Accordingly, Appendix A: Underlying Mutual Fund Information is amended as follows:
Victory Variable Insurance Funds - INCORE Low Duration Bond VIP Series: Class I
This underlying mutual fund is no longer available to receive transfers or purchase payments effective February 25, 2022
Investment Advisor:	Victory Capital Management, Inc.
Investment Objective:	Seeks to provide a high level of current income consistent with preservation of capital.
PROS-0646
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